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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          November 21, 2003
                                                      --------------------------


                          Life Resources, Incorporated
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             (Exact name of registrant as specified in its charter)


        California                      0-7655                   93-0475404
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


101 East Redlands Boulevard, Suite 211, Redlands, California           92373
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           (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code     (909) 793-3000
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         A.       PREVIOUS INDEPENDENT AUDITOR

                  1. BENNETT BLOCK ACCOUNTANCY CORPORATION RESIGNED FROM ITS POSITION AS THE INDEPENDENT AUDITOR FOR THE REGISTRANT ON NOVEMBER 21, 2003, DUE TO THE FIRM'S INABILITY TO OBTAIN INSURANCE COVERAGE TO PERFORM AUDITING SERVICES FOR PUBLICLY-HELD COMPANIES.

                  2. BENNETT BLOCK ACCOUNTANCY CORPORATION'S ACCOUNTANT'S REPORTS ON THE FINANCIAL STATEMENTS OF THE REGISTRANT AS OF AND FOR THE YEARS ENDED JUNE 30, 1998 AND 1997 CONTAIN NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED AS TO AUDIT SCOPE OR ACCOUNTING PRINCIPLES. SUCH REPORTS WERE MODIFIED TO INCLUDE AN EXPLANATORY PARAGRAPH DISCUSSING SUBSTANTIAL DOUBT AS TO THE REGISTRANT'S ABILITY TO CONTINUE AS A GOING CONCERN.

                  3. THE REGISTRANT'S BOARD OF DIRECTORS APPROVED THE RESIGNATION OF THE CERTIFYING ACCOUNTANT.

                  4. IN CONNECTION WITH THE AUDITS OF THE REGISTRANT'S LAST TWO FISCAL YEARS ENDED JUNE 30, 1998 AND 1997 AND THROUGH NOVEMBER 21, 2003, THERE HAS BEEN NO DISAGREEMENT BETWEEN THE REGISTRANT AND BENNETT BLOCK ACCOUNTANCY CORPORATION ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE OR AUDITING SCOPE OR PROCEDURES, WHICH DISAGREEMENT WOULD HAVE CAUSED THE FIRM TO MAKE A REFERENCE TO THE SUBJECT MATTER OF THE DISAGREEMENT IN CONNECTION WITH ITS REPORTS.

                  5. DURING THE FISCAL YEARS ENDED JUNE 30, 1998 AND 1997 AND THROUGH NOVEMBER 21, 2003, THE REGISTRANT HAS NOT BEEN ADVISED OF ANY MATTERS DESCRIBED IN REGULATION S-K, ITEM 304(a) (1) (v).

                  6. BENNETT BLOCK ACCOUNTANCY CORPORATION HAS FURNISHED A LETTER ADRESSED TO THE SECURITIES AND EXCHANGE COMMISSION STATING WHETHER IT AGREES WITH THE STATEMENTS CONTAINED ABOVE. A COPY OF THIS LETTER IS ENCLOSED AS EXHIBIT A.

         B.       EXHIBITS - EXHIBIT A BENNETT BLOCK ACCOUNTANCY CORPORATION
                  LETTER



SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


Date:  November 21, 2003                  By:  /s/ J. ROBERT WEST, M..D.
                                              --------------------------------
                                              J. Robert West, M.D., President